Filed Pursuant to Rule 497(a)

Registration No. 333-195863

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

FS Investment Corp. Pricing Announcement

ISSUER:	FS Investment Corp. [“FSIC”]
RATINGS:	BBB / BBB- (S&P/Fitch) (Stable/Stable)*
SECURITY DESCRIPTION:	Unsecured Notes
FORMAT:	SEC Registered
SIZE:	$325mm
MATURITY:	1/15/20
STRUCTURE:	100% COC (see Red)
SETTLE DATE:	12/3/14
FIRST COUPON:	7/15/15 (long first coupon)
FINAL MATURITY:	1/15/20
YIELD:	4.329%
COUPON:	4.25%
PRICE:	99.634%
IMPLIED SPREAD:	T+275 bps
T-SPOT PRICE:	99-20
T-SPOT YIELD:	1.579%
MAKE-WHOLE:	T+45 bps
ACTIVE BOOKRUNNERS:	JPM/WFS/CITI/DB
PASSIVE BOOKRUNNERS:	KBW/SA
MINIMUM DENOMS:	$2,000 × $1,000
USE OF PROCEEDS:	To repay outstanding indebtedness under financing arrangements
OPTIONAL REDEMPTION:	Make whole T+45 basis points and then par call one month prior to maturity
SETTLEMENT:	T+5
TIMING:	Today’s Business

Investors are advised to carefully consider the investment objective, risks, charges and expenses of FSIC before investing. The preliminary prospectus supplement dated November 25, 2014, together with an accompanying prospectus, which have been filed with the Securities and Exchange Commission, contain this and other information about FSIC and should be read carefully before investing.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of FSIC and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Copies of the preliminary prospectus (and accompanying prospectus) may be obtained from J.P. Morgan Securities LLC at 383 Madison Avenue, New York, NY 10179, Attn – Investment Grade Syndicate Desk, or via phone at 212-834-4533; Wells Fargo Securities, LLC at 608 2nd Avenue, South Minneapolis, MN 55402, Attn: WFS Customer Service, or via phone at 1-800-645-3751, or by email at wfscustomerservice@wellsfargo.com; Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or via phone at 1-800-831-9146, or by email at prospectus@citi.com; or Deutsche Bank Securities Inc. at 60 Wall Street, New York, NY 10005-2836, Attn – Prospectus Group, or via phone at 1-800-503-4611, or by email at prospectus.CPDG@db.com.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.